SCHEDULE 14A (RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant | |

Check the appropriate box:
| | Preliminary Proxy Statement
| | Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
| | Definitive Additional Materials
| | Soliciting Material Under Rule 14a-12

The GNMA Fund Investment Accumulation Program, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X| No fee required.
| | Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: ____________________________________________________________________________

(2)	Aggregate number of securities to which transaction applies: ____________________________________________________________________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

____________________________________________________________________________

(4)	Proposed maximum aggregate value of transaction: ____________________________________________________________________________

(5)	Total fee paid: ____________________________________________________________________________

| |	Fee paid previously with preliminary materials: ____________________________________________________________________________

| |	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

____________________________________________________________________________

(1)	Amount previously paid: ____________________________________________________________________________

(2)	Form, Schedule or Registration Statement No.: ____________________________________________________________________________

(3)	Filing Party: ____________________________________________________________________________

(4)	Date Filed: ____________________________________________________________________________

THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS

July 21, 2003

TO THE STOCKHOLDERS OF THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.:

NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of the Stockholders (the “Meeting”) of The GNMA Fund Investment Accumulation Program, Inc. (the “Fund”) will be held at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey on Monday, July 21, 2003 at 9:00 a.m. Eastern time for the following purposes:

1. To elect a Board of Directors of the Fund to serve for the ensuing year and until their successors are duly elected and qualified,

2. To ratify the selection of Deloitte & Touche LLP as independent certified public accountants for the Fund for the fiscal year ending December 31, 2003, and

3. To transact such other business as may properly come before the Meeting, or any adjournment thereof.

The Board of Directors of the Fund has fixed the close of business on May 23, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder, at 1-866-352-3098.

By order of the Board of Directors

PHILLIP S. GILLESPIE Secretary The GNMA Fund Investment Accumulation Program, Inc.

Plainsboro, New Jersey June 13, 2003

PROXY STATEMENT

The GNMA Fund Investment Accumulation Program, Inc. P.O. Box 9011 Princeton, New Jersey 08543-9011

NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS

July 21, 2003

INTRODUCTION

This proxy statement is furnished to stockholders of The GNMA Fund Investment Accumulation Program, Inc. (the “Fund”) in connection with the solicitation of proxies on behalf of the Board of Directors of the Fund to be voted at the 2003 Annual Meeting of Stockholders of the Fund (the “Meeting”) to be held at the offices of Merrill Lynch Investment Managers, L.P. (“MLIM”), 800 Scudders Mill Road, Plainsboro, New Jersey at 9:00 a.m. Eastern time on Monday, July 21, 2003 in accordance with the attached notice of meeting. The approximate mailing date for this proxy statement and the accompanying form of proxy is June 19, 2003.

All properly executed proxies received prior to the Meeting will be voted in accordance with the stockholder’s instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, such proxies will be voted FOR all of the nominees for election as directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified as set forth in this proxy statement and on the proxy card, and FOR ratification of the selection of the independent accountants. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund’s address indicated above or by voting in person at the Meeting.

The solicitation of the accompanying form of proxy is made on behalf of the Board of Directors of the Fund (the “Board”). It is required that holders of one third or more of the outstanding shares be represented in person or by proxy at this meeting for a quorum to be established. The election of directors and ratification of the selection of accountants each requires the favorable vote of the holders of a majority of the shares present and entitled to vote at a meeting at which a quorum is present.

The Board of the Fund has fixed the close of business on May 23, 2003 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof. Stockholders of record on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 7,597,341.52 shares of common stock. To the knowledge of the Fund no person is the beneficial owner of more than 5% of the Fund’s outstanding common stock as of the Record Date.

The Board of the Fund knows of no business other than that set forth in Items 1 and 2 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

ITEM 1. ELECTION OF DIRECTORS

At the Meeting, the Board of Directors of the Fund will be elected to serve until the next Annual Meeting of Stockholders of the Fund and until their successors are elected and qualified. One of the nominees, Terry K. Glenn, is currently a director of the Fund, appointed by the other current directors; the four remaining nominees are not currently directors of the Fund. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) in favor of the election of all such nominees.

Each of the nominees has indicated his or her willingness to serve for the ensuing term. The Board of the Fund knows of no reason why any of these nominees will be unable to serve, but, in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board may recommend.

Certain biographical and other information relating to the nominees for Fund director who are “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), of the Fund, including the total number of portfolios overseen in the complex of Merrill Lynch funds (“Merrill Lynch funds”), is set forth below:

Name, Address and Age of Board Member Nominee	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation During Past Five Years	Number of Merrill Lynch Funds and Portfolios Overseen	Public Directorships
Terry K. Glenn (62)* P.O. Box 9011 Princeton, NJ 08543-9011	President and Director	Since 2001

President and Chairman of the Merrill Lynch funds since 1999; Chairman (Americas Region) of MLIM from 2000 to 2002; Executive Vice President of MLIM and Fund Asset Management, L.P. (“FAM”) (which terms as used herein include their corporate predecessors) from 1983 to 2002; President of FAM Distributors, Inc. (“FAMD”) from 1986 to 2002 and Director thereof from 1991 to 2002; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) from 1993 to 2002; President of Princeton Administrators, L.P. from 1988 to 2002; Director of Financial Data Services, Inc. from 1985 to 2002.

				114 registered investment companies consisting of 159 portfolios	None

(footnotes on following page)

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Name, Address and Age of Board Member Nominee	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation During Past Five Years	Number of Merrill Lynch Funds and Portfolios Overseen	Public Directorships
Karen P. Robards (53)*** P.O. Box 9095 Princeton, NJ 08543-9095	Nominee as Director	N/A

President of Robards & Company, a financial advisory firm, since 1987; formerly an investment banker with Morgan Stanley for more than ten years; Director of Enable Medical Corp. since 1996; Director of AtriCure, Inc. since 2000; Director of CineMuse Inc. from 1996 to 2000; Director of the Cooke Center for Learning and Development, a not-for-profit organization, since 1987.

				9 registered investment companies consisting of 16 portfolios	None

*	Mr. Glenn is an “interested person” of the Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P. and his ownership of securities of Merrill Lynch & Co., Inc.
**	Each director nominee will serve until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided by statute.
***	Ms. Robards is an “interested person” of the Fund based on her ownership of securities of the parent of Morgan Stanley DW Inc., an Administrator of the Fund.

Mr. Glenn and Ms. Robards each is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Ms. Robards is a member of the Audit and Nominating Committee of each such fund.

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Certain biographical and other information relating to the nominees for Fund directors who are not “interested persons,” as defined in the Investment Company Act, of the Fund (“non-interested director nominees”) is set forth below:

Name, Address* and Age of Board Member Nominees	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation During Past Five Years**	Number of Merrill Lynch Funds and Portfolios Overseen***	Public Directorships

David O. Beim (62)	Nominee as Director	N/A	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991. Trustee of Phillips Exeter Academy and Outward Bound USA.	9 registered investment companies consisting of 16 portfolios	None

James T. Flynn (63)	Nominee as Director	N/A	Retired. Chief Financial Officer of J.P. Morgan & Co. Inc. from 1990 to 1995 and an employee of J.P. Morgan in various capacities from 1967 to 1995	9 registered investment companies consisting of 16 portfolios	None

W. Carl Kester (51)	Nominee as Director	N/A

Mizuho Financial Group Professor of Finance, Senior Associate Dean and Chairman of the MBA Program of Harvard University Graduate School of Business Administration since 1999; Professor of Business Administration of Harvard University Graduate School of Business from 1981 to 1999; Independent Consultant since 1978.

				9 registered investment companies consisting of 16 portfolios	None

*	The address of each non-interested director nominee is P.O. Box 9095, Princeton, New Jersey 08543-9095.
**	Each director nominee will serve until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided by statute.
***	Each of the non-interested director nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser and is a member of the Audit and Nominating Committee of each fund for which he or she currently serves as a Board Member and will be a member of the Audit Committee of the Fund.

Information relating to the share ownership in the Fund and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective director nominee (“Supervised Merrill Lynch Funds”) as of April 30, 2003 is set forth below.

Nominee	Aggregate Dollar Range of Equity in the Fund	Aggregate Dollar Range of Securities in All Supervised Merrill Lynch Funds
David O. Beim	None	None
James T. Flynn	None	over $100,000
Terry K. Glenn	None	over $100,000
W. Carl Kester	None	$l0,00l-$50,000
Karen P. Robards	None	$50,00l-$l00,000

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None of the non-interested director nominees or Ms. Robards or their immediate family members have held any position during the last five years with any of the Administrators of the Fund or any of their parents or subsidiaries, including Merrill Lynch & Co., Inc. As of April 30, 2003, none of the non-interested director nominees or Ms. Robards, or their immediate family members owned beneficially or of record any securities of Merrill Lynch & Co., Inc.

ITEM 2. SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP (“D&T”), independent certified public accountants, to examine the financial statements of the Fund for the fiscal year ending December 31, 2003. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such accountants.

D&T also acts as independent certified public accountants for the majority of the Merrill Lynch funds as well as for Merrill Lynch & Co., Inc. and all of its subsidiaries.

Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make such statements as they desire. Such representatives are expected to be available to respond to appropriate questions from stockholders.

Independent Accountants’ Fees

The following table sets forth the aggregate fees paid to the independent accountants for the Fund’s fiscal years ended December 31, 2001 and 2002 and for professional services rendered: (i) for the audit of the Fund’s annual financial statements and the review of financial statements included in the Fund’s report to stockholders and in connection with statutory and regulatory filings or engagements; (ii) under the caption Audit-Related Fees, for assurance and related services reasonably related to the performance of the audit or review of financial statements not reported as Audit Fees; (iii) for tax compliance, tax advice and tax planning; and (iv) under the caption All Other Fees, for other products and services. The last three captions also state the aggregate fees paid during these years to D&T by MLIM and its affiliate Financial Data Services, Inc. (which provides transfer agent services to the Fund) (collectively, “Affiliated Service Providers”).

Year Ended 12/31/2001	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Fund	$27,200	$0	$4,600**	$0
Affiliated Service Providers	N/A	$391,000*	0	$1,675,000***

Year Ended 12/31/2002
Fund	$31,200	$0	$4,700**	$0
Affiliated Service Providers	N/A	$370,000*	$0	$995,000***

*	Audit-Related Fees are the aggregate fees billed for professional services rendered by D&T to MLIM and/or any entity controlling, controlled by, or under common control with MLIM. These services are related to audits of investment management performance returns and attest services related to FDS’ internal controls.
**	Tax Fees are the aggregate fees billed for professional services rendered by D&T in connection with reviewing the Fund’s tax returns.
***	All Other Fees are the aggregate fees billed to MLIM and/or any entity controlling, controlled by, or under common control with MLIM for advisory and management consulting services rendered by D&T.

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Audit Committee

The Board of the Fund has a standing Audit Committee (the “Committee”), a majority of which consists of directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act (“non-interested Directors”) and who are “independent” as defined in the listing standards of the NASD. Currently, Messrs. Robert Kavesh and Leonard Shankman are the members of the Committee. If elected, Messrs. Beim, Flynn and Kester and Ms. Robards would replace them. The principal responsibilities of the Committee are the appointment, compensation and oversight of the Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Committee’s responsibilities include, without limitation, (i) reviewing with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to the Fund; (ii) discussing with the independent accountants certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit; (iii) ensuring that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discussing with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the independent accountants and recommending that the Board take appropriate action in response thereto to satisfy itself of the independent accountants’ independence; and (iv) considering the comments of the independent accountants with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls and Fund management’s responses thereto. The Committee does not currently have a written charter. The Committee has (a) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from D&T and (b) discussed certain matters required to be discussed by Statements on Auditing Standards No. 61 with D&T. The Committee has considered that provision of tax services to the Fund and audits of Merrill Lynch & Co., Inc. and its subsidiaries are compatible with maintaining the independent accountants’ independence.

The Committee reviewed and discussed the audit of the Fund’s financial statements with Fund management and the independent accountants. Had any material concerns arisen during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Fund’s Annual Report, the Committee would have been notified by Fund management or the independent auditors. The Committee received no such notifications. Based on its review and discussions with the independent auditors, the Committee recommended to the Board inclusion of the Fund’s audited financial statements for the fiscal year ended December 31, 2002 in the Fund’s Annual Report to Stockholders.

Committee and Board Meetings

During the fiscal year ended December 31, 2002, four meetings of the Board and three meetings of the Audit Committee were held. Each of the directors then in office attended all of the meetings of the Board and, if a member, all of the meetings of the Audit Committee held during the year.

Interested Persons

The Fund considers Mr. Glenn to be an interested person of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act based on his former positions as Chairman (Americas Region) of MLIM, President of MLIM and FAM, President of FAMD, Executive Vice President of Princeton Services,

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and President of Princeton Administrators, L.P. and because he owns stock of Merrill Lynch & Co., Inc. The Fund considers Ms. Robards to be an interested person of the Fund because she owns stock of Morgan Stanley & Co., parent of Morgan Stanley DW Inc., one of the Funds’ administrators.

Compensation of Directors

Each non-interested director received from the Fund an annual fee of $5,500 for the fiscal year ended December 31, 2002. All directors were entitled to receive any out-of-pocket travel expenses for attendance at meetings. During that fiscal year, all directors as a group received aggregate remuneration amounting to $11,000 from the Fund. None of the current non-interested directors was a director of any other Merrill Lynch fund.

If elected, each non-interested director nominee and Ms. Robards will receive an aggregate annual retainer of $80,000 for his or her services to all Merrill Lynch funds for which he or she serves as Director, of which the Fund will pay $750 per year. The portion of the annual retainer allocated to each applicable Merrill Lynch fund is determined quarterly based on the relative net assets of each such fund; however, the Fund will pay $187.50 per quarter. In addition, each non-interested director nominee and Ms. Robards will receive a fee per in-person Board meeting attended and per in-person Committee meeting attended. The aggregate annual per meeting fees paid to each non-interested director nominee and Ms. Robards will total $32,000 for all Merrill Lynch funds, including the Fund, for which that director serves, of which the Fund will pay $2,000 per year. For the Fund's the fiscal year ended December 31, 2003, the non-interested directors and Ms. Robards, if elected, will only receive fees for the August and November quarterly Board and Committee meetings.

Officers of the Fund

The Board has elected four officers of the Fund. The officers and Mr. Glenn, as an interested director, receive no remuneration from the Fund. The following table sets forth information concerning each of these officers.

Name, Address* and Age	Position Held with Program	Term of Office** and Length of Service	Principal Occupation During Past 5 Years
Terry K. Glenn (62)	President and Director	Since 2001

President and Chairman of the Merrill Lynch funds since 1999; Chairman (Americas Region) of MLIM from 2000 to 2002; Executive Vice President of MLIM and FAM from 1983 to 2002; President of FAMD from 1986 to 2002 and Director thereof from 1991 to 2002; Executive Vice President and Director of Princeton Services from 1993 to 2002; President of Princeton Administrators, L.P. from 1988 to 2002; Director of Financial Data Services, Inc. from 1985 to 2002.

Frank Viola (38)	Vice President	Since 2001	Managing Director of MLIM since 2002 and portfolio manager with MLIM and FAM since 1997.

(footnotes on following page)

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Name, Address* and Age	Position Held with Program	Term of Office** and Length of Service	Principal Occupation During Past 5 Years
Donald C. Burke (42)	Treasurer	Since 2001	First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999; Vice President of MLIM and FAM from 1990 to 1997, Director of Taxation of MLIM since 1990. Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999.

Phillip S. Gillespie (39)	Secretary	Since 2001

First Vice President of MLIM since 2001; Director of MLIM from 2000 to 2001; Vice President of MLIM from 1999 to 2000; Attorney therewith since 1998. Secretary of ML Funds since 1998. Assistant General Counsel, Chancellor LGT Asset Management Inc. from 1997 to 1998; Senior Counsel and Attorney in the Division of Investment Management and the Office of General Counsel at the U.S. Securities and Exchange Commission from 1993 to 1997.

*	The address of each officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Each officer is elected by and serves at the pleasure of the Board of Directors.

As of the Record Date, the officers and directors of the Fund as a group owned beneficially less than 1.0% of the Fund’s outstanding shares.

The Board of Directors recommends a vote “FOR” each of the nominees for director and a vote “FOR” ratification of the selection of accountants.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers or persons holding shares of the Fund in their names or in the name of their nominees for their reasonable expenses in forwarding proxy material to the beneficial owners of those shares.

In order to obtain the necessary quorum at the Meeting (i.e., one-third of the Fund’s shares entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by the Fund’s officers, for which they will receive no special compensation. The Fund has retained Georgeson Shareholder, 17 State Street, New York, New York 10004, to assist in the solicitation of proxies at a cost to the Fund of approximately $7,500 plus out-of-pocket expenses estimated to be $27,000.

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Broker Non Votes and Abstentions

Broker-dealer firms including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”) holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposals. The Fund understands that, under the rules of the New York Stock Exchange such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Board members and selection of accountants if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned to the Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on the proposal (“broker non-votes”) will be counted as present for purposes of a quorum. MLPF&S has advised the Fund that it intends to vote shares held in its name for which no instructions are received, except as limited by agreement or applicable law, in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will have the same effect as a vote against the proposal.

In the event that sufficient votes in favor of the proposal set forth in the notice of annual meeting of stockholders are not received by the time scheduled for the annual meeting of the stockholders, the persons named as proxies may propose one or more adjournments of such annual meeting to permit further solicitation of proxies with respect to any such items. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of such annual meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment, if proposed, those proxies which they are entitled to vote in favor of such items and against such adjournment those proxies required to be voted against such items. Broker non-votes and abstentions will have no effect on the majority vote required for adjournment.

Other Matters

The management of the Fund does not intend to present to the meeting any business other than the matters stated in the related notice. As of the date of this proxy statement, the management of the Fund was not aware of any other matters that might be presented for action at the meeting. If any matter not referred to in the enclosed proxy should properly come before the meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

The Administrators

The Administrators supervise the Fund’s business operations. They perform certain management services necessary to operate the Fund and provide office space, facilities and personnel to perform these services. The Administrators are:
•	Merrill Lynch Investment Managers, L.P., P.O. Box 9011, Princeton, NJ 08543-9011;
•	Prudential Securities Incorporated, c/o Prudential Investment Management Services L.L.C., 100 Mulberry Street, Newark NJ 07102;

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•	Morgan Stanley DW Inc., Harborside Financial Center, Plaza 2, Jersey City, NJ 07311;
•	Citigroup Global Markets, Inc., 388 Greenwich Street, New York, NY 10013.

MLIM is agent for the other Administrators. MLPF&S and the three other Administrators are the sponsors of Defined Asset Funds, along with UBS Financial Services Inc. The Fund pays the Administrators monthly for their services an aggregate fee equal to 0.20% annually of the Fund’s average daily net assets.

Annual Report Delivery

The Fund will furnish to stockholders upon request and without charge a copy of its annual report for the fiscal year ended December 31, 2002. To obtain a copy, call toll free (800) 221-7771 or write the Program at P.O. Box 9011, Princeton, New Jersey 08543-9011.

Stockholder Proposals

The Fund does not anticipate holding regular annual meetings of stockholders. Stockholders of the Fund wishing to submit proposals for inclusion in a proxy statement for a subsequent stockholder meeting must send their written proposal to the Fund a reasonable time before the Board of Directors’ solicitation relating to such meeting is to be made. The persons named as proxies in the Fund’s future proxy materials may exercise discretionary authority with respect to any stockholder proposal presented at any subsequent stockholder meeting if written notice of such proposal has not been received by the Fund a reasonable period of time before the Board of Directors’ solicitation relating to such meeting is made. Written proposals with regard to a Fund should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

By order of the Board of Directors,

PHILLIP S. GILLESPIE Secretary

June 13, 2003

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THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC. PROXY

This Proxy is solicited on behalf of the Board of Directors Annual Meeting of stockholders — July 21, 2003

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Phillip S. Gillespie, and each of them, as proxies of the undersigned, with power of substitution to each of them, to vote all shares of common stock of The GNMA Fund Investment Accumulation Program, Inc. held of record by the undersigned on May 23, 2003 at the Annual Meeting of Stockholders of The GNMA Fund Investment Accumulation Program, Inc. to be held on July 21, 2003, and at any and all adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposal 1 and Proposal 2.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposals 1 and 2 as marked, or, if not marked, to vote “FOR” Proposal 1 and “FOR” Proposal 2, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on reverse side)

Please mark boxes [•] (filled in box) or [X] in blue or black ink.

1. ELECTION OF DIRECTORS

Nominees:

01) David O. Beim	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s number below.
02) James T. Flynn
03) Terry K. Glenn
04) W. Carl Kester
05) Karen P. Robards	[ ]	[ ]	[ ]

2. The ratification of the selection of Deloitte & Touche LLP as independent public accountants for the Fund for its fiscal year ending December 31, 2003.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

3. To transact such other business as may properly come before the meeting.

Please mark, date and sign as your name appears and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each stockholder named should sign. If a partnership, please sign in partnership name by authorized person.

The undersigned hereby acknowledges receipt of a copy of the accompanying notice of meeting and proxy statement and hereby revokes any proxy or proxies heretofore given.

Signature

Signature

Date ______________ , 2003

PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE — NO POSTAGE IS REQUIRED